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BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                 MORGAN STANLEY
                         IXIS REAL ESTATE CAPITAL TRUST
                                    2005-HE1
                                   ALL RECORDS

TABLE OF CONTENTS

1. Current Mortgage Principal Balance <75k
2. Current Mortgage Principal Balance Greater or Equal to 400K
3. FICO Score Less than 650
4. Original Loan-to-Value Ratio Greater or Equal 80
5. Second Home
6. Non-Owner Occupied
7. Cashout Loans
8. Stated Doc
9. Limited Doc
10. 2-4 Family
11. IO Loans

1. CURRENT MORTGAGE PRINCIPAL BALANCE <75K

------------------------------------------------------------------------------------------------------------------------
                                                      NUMBER                          % OF
                                                        OF            TOTAL          TOTAL          WTD
                                                     MORTGAGE        CURRENT        CURRENT         AVG          PCT
CURRENT MORTGAGE PRINCIPAL BALANCE <75K                LOANS         BALANCE        BALANCE       COUPON         ARM
------------------------------------------------------------------------------------------------------------------------

25,000.01 - 50,000.00                                     305      12,168,976.43         2.08        10.307        38.30
------------------------------------------------------------------------------------------------------------------------
50,000.01 - 75,000.00                                     401      25,110,181.74         4.30         9.267        63.31
------------------------------------------------------------------------------------------------------------------------
Other                                                   2,636     547,244,564.54        93.62         7.286        91.43
------------------------------------------------------------------------------------------------------------------------
TOTAL:                                                  3,342     584,523,722.71       100.00         7.434        89.12
------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                                                                 WTD
                                                                 AVG
                                                     WTD        COMB        PCT         PCT        PCT         PCT
                                                     AVG        ORIG        FULL       OWNER      SINGLE     CASHOUT
CURRENT MORTGAGE PRINCIPAL BALANCE <75K             FICO         LTV        DOC         OCC       FAMILY      REFI
-----------------------------------------------------------------------------------------------------------------------

25,000.01 - 50,000.00                                    618       86.13      58.38       96.49      84.64       53.42
-----------------------------------------------------------------------------------------------------------------------
50,000.01 - 75,000.00                                    611       83.53      63.58       90.50      80.35       56.76
-----------------------------------------------------------------------------------------------------------------------
Other                                                    631       80.51      43.46       95.24      77.07       50.57
-----------------------------------------------------------------------------------------------------------------------
TOTAL:                                                   629       80.76      44.64       95.07      77.37       50.89
-----------------------------------------------------------------------------------------------------------------------

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2. CURRENT MORTGAGE PRINCIPAL BALANCE GREATER OR EQUAL TO 400K

--------------------------------------------------------------------------------------------------------------------------------
                                                                  NUMBER                          % OF
                                                                    OF            TOTAL          TOTAL        WTD
                                                                 MORTGAGE        CURRENT        CURRENT       AVG        PCT
CURRENT MORTGAGE PRINCIPAL BALANCE GREATER OR EQUAL TO 400K        LOANS         BALANCE        BALANCE     COUPON       ARM
--------------------------------------------------------------------------------------------------------------------------------

= 400,000                                                                2       800,000.00         0.14       5.858     100.00
-------------------------------------------------------------------------------------------------------------------------------
400000 - 450000                                                         93    39,627,986.96         6.78       6.788      94.57
-------------------------------------------------------------------------------------------------------------------------------
450000 - 500000                                                         56    26,638,595.31         4.56       6.881      96.39
-------------------------------------------------------------------------------------------------------------------------------
500000 - 550000                                                         18     9,445,909.30         1.62       7.249     100.00
-------------------------------------------------------------------------------------------------------------------------------
550000 - 600000                                                         15     8,621,974.53         1.48       7.005      86.46
-------------------------------------------------------------------------------------------------------------------------------
600000 - 650000                                                          8     5,033,721.21         0.86       6.710      87.34
-------------------------------------------------------------------------------------------------------------------------------
650000 - 700000                                                          4     2,734,681.32         0.47       6.617     100.00
-------------------------------------------------------------------------------------------------------------------------------
700000 - 750000                                                          2     1,484,518.55         0.25       7.172     100.00
-------------------------------------------------------------------------------------------------------------------------------
750000 - 800000                                                          1       764,251.46         0.13       6.090     100.00
-------------------------------------------------------------------------------------------------------------------------------
800000 - 850000                                                          1       836,453.76         0.14       6.250       0.00
-------------------------------------------------------------------------------------------------------------------------------
Other                                                                3,142   488,535,630.31        83.58       7.547      88.15
-------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                                               3,342   584,523,722.71       100.00       7.434      89.12
-------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                             WTD
                                                                             AVG
                                                                 WTD        COMB        PCT         PCT        PCT         PCT
                                                                 AVG        ORIG        FULL       OWNER      SINGLE     CASHOUT
CURRENT MORTGAGE PRINCIPAL BALANCE GREATER OR EQUAL TO 400K     FICO         LTV        DOC         OCC       FAMILY      REFI
-----------------------------------------------------------------------------------------------------------------------------------

= 400,000                                                            675       84.90      50.00      100.00     100.00       50.00
-----------------------------------------------------------------------------------------------------------------------------------
400000 - 450000                                                      656       81.94      28.19       97.81      73.08       51.77
-----------------------------------------------------------------------------------------------------------------------------------
450000 - 500000                                                      637       81.43      37.41      100.00      76.96       39.28
-----------------------------------------------------------------------------------------------------------------------------------
500000 - 550000                                                      635       79.33      16.90       94.39      44.56       55.69
-----------------------------------------------------------------------------------------------------------------------------------
550000 - 600000                                                      645       75.40      33.68       86.88      66.72       53.00
-----------------------------------------------------------------------------------------------------------------------------------
600000 - 650000                                                      623       74.25      62.21      100.00      75.73       63.03
-----------------------------------------------------------------------------------------------------------------------------------
650000 - 700000                                                      653       88.08      74.40      100.00     100.00       49.79
-----------------------------------------------------------------------------------------------------------------------------------
700000 - 750000                                                      593       77.50     100.00      100.00     100.00        0.00
-----------------------------------------------------------------------------------------------------------------------------------
750000 - 800000                                                      575       76.50     100.00      100.00     100.00      100.00
-----------------------------------------------------------------------------------------------------------------------------------
800000 - 850000                                                      629       70.00     100.00      100.00     100.00      100.00
-----------------------------------------------------------------------------------------------------------------------------------
Other                                                                626       80.80      46.39       94.61      78.28       51.20
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                                               629       80.76      44.64       95.07      77.37       50.89
-----------------------------------------------------------------------------------------------------------------------------------

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3. FICO SCORE LESS THAN 650

----------------------------------------------------------------------------------------------------------------
                                                  NUMBER                        % OF
                                                    OF            TOTAL         TOTAL         WTD
FICO                                             MORTGAGE        CURRENT       CURRENT        AVG         PCT
SCORE LESS THAN 650                                LOANS         BALANCE       BALANCE       COUPON       ARM
----------------------------------------------------------------------------------------------------------------

500 - 524                                               253    39,067,806.78         6.68       8.680      96.85
----------------------------------------------------------------------------------------------------------------
525 - 549                                               277    40,236,375.89         6.88       8.572      95.94
----------------------------------------------------------------------------------------------------------------
550 - 574                                               329    50,275,046.07         8.60       7.975      94.70
----------------------------------------------------------------------------------------------------------------
575 - 599                                               389    66,781,447.84        11.42       7.553      93.77
----------------------------------------------------------------------------------------------------------------
600 - 624                                               495    86,945,335.78        14.87       7.342      86.21
----------------------------------------------------------------------------------------------------------------
625 - 649                                               464    83,665,629.24        14.31       7.253      88.40
----------------------------------------------------------------------------------------------------------------
Other                                                 1,135   217,552,081.11        37.22       6.945      85.18
----------------------------------------------------------------------------------------------------------------
TOTAL:                                                3,342   584,523,722.71       100.00       7.434      89.12
----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
                                                            WTD
                                                            AVG
                                                 WTD        COMB      PCT         PCT        PCT         PCT
FICO                                             AVG        ORIG      FULL       OWNER      SINGLE     CASHOUT
SCORE LESS THAN 650                             FICO        LTV       DOC         OCC       FAMILY      REFI
-----------------------------------------------------------------------------------------------------------------

500 - 524                                          512       72.37      56.77       98.73      86.41       80.06
-----------------------------------------------------------------------------------------------------------------
525 - 549                                          536       74.81      59.25       98.03      80.34       86.38
-----------------------------------------------------------------------------------------------------------------
550 - 574                                          562       77.71      63.07       97.34      82.12       76.15
-----------------------------------------------------------------------------------------------------------------
575 - 599                                          587       80.74      61.31       95.30      83.32       61.06
-----------------------------------------------------------------------------------------------------------------
600 - 624                                          612       82.09      54.85       94.57      78.58       58.88
-----------------------------------------------------------------------------------------------------------------
625 - 649                                          637       82.93      41.09       95.73      76.43       50.84
-----------------------------------------------------------------------------------------------------------------
Other                                              700       82.71      27.67       93.20      72.16       26.97
-----------------------------------------------------------------------------------------------------------------
TOTAL:                                             629       80.76      44.64       95.07      77.37       50.89
-----------------------------------------------------------------------------------------------------------------

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4. ORIGINAL LOAN-TO-VALUE RATIO GREATER OR EQUAL 80

-----------------------------------------------------------------------------------------------------------------------
                                                     NUMBER                          % OF
                                                       OF            TOTAL          TOTAL          WTD
ORIGINAL                                            MORTGAGE        CURRENT        CURRENT         AVG          PCT
LOAN-TO-VALUE RATIO GREATER OR EQUAL 80               LOANS         BALANCE        BALANCE       COUPON         ARM
-----------------------------------------------------------------------------------------------------------------------

80.00 - 85.00                                            1,272   266,558,376.78        45.60         7.028        95.47
-----------------------------------------------------------------------------------------------------------------------
85.01 - 90.00                                              483    90,495,269.59        15.48         7.627        92.61
-----------------------------------------------------------------------------------------------------------------------
90.01 - 95.01                                              232    37,178,600.85         6.36         7.973        86.97
-----------------------------------------------------------------------------------------------------------------------
95.01 - 100.00                                             436    31,500,697.41         5.39         9.552        39.61
-----------------------------------------------------------------------------------------------------------------------
Other                                                      919   158,790,778.08        27.17         7.459        86.79
-----------------------------------------------------------------------------------------------------------------------
TOTAL:                                                   3,342   584,523,722.71       100.00         7.434        89.12
-----------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                                                   WTD
                                                                   AVG
                                                       WTD        COMB        PCT         PCT        PCT         PCT
ORIGINAL                                               AVG        ORIG        FULL       OWNER      SINGLE     CASHOUT
LOAN-TO-VALUE RATIO GREATER OR EQUAL 80               FICO         LTV        DOC         OCC       FAMILY      REFI
-------------------------------------------------------------------------------------------------------------------------

80.00 - 85.00                                              645       81.24      38.99       95.85      75.09       36.27
-------------------------------------------------------------------------------------------------------------------------
85.01 - 90.00                                              627       89.72      50.47       90.16      79.68       55.25
-------------------------------------------------------------------------------------------------------------------------
90.01 - 95.01                                              643       94.72      57.11       98.48      81.74       55.57
-------------------------------------------------------------------------------------------------------------------------
95.01 - 100.00                                             665       99.91      40.84       99.92      71.77       16.62
-------------------------------------------------------------------------------------------------------------------------
Other                                                      595       67.79      48.64       94.78      79.98       78.67
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                                                     629       80.76      44.64       95.07      77.37       50.89
-------------------------------------------------------------------------------------------------------------------------

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5. SECOND HOME

---------------------------------------------------------------------------------------------------------------
                                             NUMBER                          % OF
                                               OF            TOTAL          TOTAL          WTD
                                            MORTGAGE        CURRENT        CURRENT         AVG          PCT
SECOND HOME                                   LOANS         BALANCE        BALANCE       COUPON         ARM
---------------------------------------------------------------------------------------------------------------

Second Home                                         19     2,812,209.49         0.48         7.930        97.23
---------------------------------------------------------------------------------------------------------------
Other                                            3,323   581,711,513.22        99.52         7.432        89.08
---------------------------------------------------------------------------------------------------------------
TOTAL:                                           3,342   584,523,722.71       100.00         7.434        89.12
---------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                                            WTD
                                                            AVG
                                                WTD        COMB        PCT         PCT        PCT         PCT
                                                AVG        ORIG        FULL       OWNER      SINGLE     CASHOUT
SECOND HOME                                    FICO         LTV        DOC         OCC       FAMILY      REFI
------------------------------------------------------------------------------------------------------------------

Second Home                                         637       82.70      38.63        0.00      64.38       31.22
------------------------------------------------------------------------------------------------------------------
Other                                               629       80.75      44.67       95.52      77.44       50.99
------------------------------------------------------------------------------------------------------------------
TOTAL:                                              629       80.76      44.64       95.07      77.37       50.89
------------------------------------------------------------------------------------------------------------------

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6. NON-OWNER OCCUPIED

--------------------------------------------------------------------------------------------------------------------------
                                                    NUMBER                            % OF
                                                      OF             TOTAL           TOTAL           WTD
                                                   MORTGAGE         CURRENT         CURRENT          AVG           PCT
NON-OWNER OCCUPIED                                   LOANS          BALANCE         BALANCE        COUPON          ARM
--------------------------------------------------------------------------------------------------------------------------

Non Owner Occupied                                        174     26,032,059.89          4.45          7.680         85.82
--------------------------------------------------------------------------------------------------------------------------
Other                                                   3,168    558,491,662.82         95.55          7.423         89.27
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                                                  3,342    584,523,722.71        100.00          7.434         89.12
--------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
                                                             WTD
                                                             AVG
                                                 WTD        COMB        PCT         PCT        PCT         PCT
                                                 AVG        ORIG        FULL       OWNER      SINGLE     CASHOUT
NON-OWNER OCCUPIED                              FICO         LTV        DOC         OCC       FAMILY      REFI
-------------------------------------------------------------------------------------------------------------------

Non Owner Occupied                                   653       80.07      40.66        0.00      59.70       45.74
-------------------------------------------------------------------------------------------------------------------
Other                                                628       80.79      44.83       99.50      78.20       51.13
-------------------------------------------------------------------------------------------------------------------
TOTAL:                                               629       80.76      44.64       95.07      77.37       50.89
-------------------------------------------------------------------------------------------------------------------

                                  Top

7. CASHOUT LOANS

-------------------------------------------------------------------------------------------------------------
                                           NUMBER                          % OF
                                             OF            TOTAL          TOTAL          WTD
                                          MORTGAGE        CURRENT        CURRENT         AVG          PCT
CASHOUT LOANS                               LOANS         BALANCE        BALANCE       COUPON         ARM
-------------------------------------------------------------------------------------------------------------

Refinance - Cashout                            1,718   297,490,367.53        50.89         7.616        87.69
-------------------------------------------------------------------------------------------------------------
Other                                          1,624   287,033,355.18        49.11         7.246        90.60
-------------------------------------------------------------------------------------------------------------
TOTAL:                                         3,342   584,523,722.71       100.00         7.434        89.12
-------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                       WTD
                                                       AVG
                                         WTD          COMB          PCT           PCT          PCT           PCT
                                         AVG          ORIG          FULL         OWNER        SINGLE       CASHOUT
CASHOUT LOANS                           FICO           LTV          DOC           OCC         FAMILY        REFI
---------------------------------------------------------------------------------------------------------------------

Refinance - Cashout                          601         78.18        53.68         95.70        81.47        100.00
---------------------------------------------------------------------------------------------------------------------
Other                                        659         83.44        35.26         94.41        73.12          0.00
---------------------------------------------------------------------------------------------------------------------
TOTAL:                                       629         80.76        44.64         95.07        77.37         50.89
---------------------------------------------------------------------------------------------------------------------

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8. STATED DOC

-------------------------------------------------------------------------------------------------------------------
                                                 NUMBER                          % OF
                                                   OF            TOTAL          TOTAL          WTD
                                                MORTGAGE        CURRENT        CURRENT         AVG          PCT
STATED DOC                                        LOANS         BALANCE        BALANCE       COUPON         ARM
-------------------------------------------------------------------------------------------------------------------

Stated Doc                                           1,522   299,171,202.38        51.18         7.424        90.79
-------------------------------------------------------------------------------------------------------------------
Other                                                1,820   285,352,520.33        48.82         7.445        87.36
-------------------------------------------------------------------------------------------------------------------
TOTAL:                                               3,342   584,523,722.71       100.00         7.434        89.12
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
                                                       WTD
                                                       AVG
                                           WTD        COMB        PCT         PCT        PCT         PCT
                                           AVG        ORIG        FULL       OWNER      SINGLE     CASHOUT
STATED DOC                                FICO         LTV        DOC         OCC       FAMILY      REFI
-------------------------------------------------------------------------------------------------------------

Stated Doc                                     650       80.93       0.00       94.95      73.97       40.92
-------------------------------------------------------------------------------------------------------------
Other                                          608       80.58      91.44       95.19      80.94       61.36
-------------------------------------------------------------------------------------------------------------
TOTAL:                                         629       80.76      44.64       95.07      77.37       50.89
-------------------------------------------------------------------------------------------------------------

                                  Top

9. LIMITED DOC

-----------------------------------------------------------------------------------------------------------------
                                               NUMBER                          % OF
                                                 OF            TOTAL          TOTAL          WTD
                                              MORTGAGE        CURRENT        CURRENT         AVG          PCT
LIMITED DOC                                     LOANS         BALANCE        BALANCE       COUPON         ARM
-----------------------------------------------------------------------------------------------------------------

Limited Doc                                          137    23,450,626.41         4.01         7.433        91.81
-----------------------------------------------------------------------------------------------------------------
Other                                              3,205   561,073,096.30        95.99         7.434        89.00
-----------------------------------------------------------------------------------------------------------------
TOTAL:                                             3,342   584,523,722.71       100.00         7.434        89.12
-----------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
                                                   WTD
                                                   AVG
                                       WTD        COMB        PCT         PCT        PCT         PCT
                                       AVG        ORIG        FULL       OWNER      SINGLE     CASHOUT
LIMITED DOC                           FICO         LTV        DOC         OCC       FAMILY      REFI
---------------------------------------------------------------------------------------------------------

Limited Doc                                596       79.98       0.00       92.49      69.18       64.29
---------------------------------------------------------------------------------------------------------
Other                                      631       80.79      46.51       95.17      77.72       50.33
---------------------------------------------------------------------------------------------------------
TOTAL:                                     629       80.76      44.64       95.07      77.37       50.89
---------------------------------------------------------------------------------------------------------

                                  Top

10. 2-4 FAMILY

-------------------------------------------------------------------------------------------------------------------
                                                 NUMBER                          % OF
                                                   OF            TOTAL          TOTAL          WTD
                                                MORTGAGE        CURRENT        CURRENT         AVG          PCT
2-4 FAMILY                                        LOANS         BALANCE        BALANCE       COUPON         ARM
-------------------------------------------------------------------------------------------------------------------

2-4 Family                                             138    30,265,952.47         5.18         7.452        80.20
-------------------------------------------------------------------------------------------------------------------
Other                                                3,204   554,257,770.24        94.82         7.433        89.60
-------------------------------------------------------------------------------------------------------------------
TOTAL:                                               3,342   584,523,722.71       100.00         7.434        89.12
-------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
                                                        WTD
                                                        AVG
                                            WTD         COMB        PCT        PCT        PCT        PCT
                                            AVG         ORIG        FULL      OWNER      SINGLE    CASHOUT
2-4 FAMILY                                 FICO         LTV         DOC        OCC       FAMILY      REFI
--------------------------------------------------------------------------------------------------------------

2-4 Family                                      634       79.53      44.32       77.51       0.00       56.37
--------------------------------------------------------------------------------------------------------------
Other                                           629       80.83      44.66       96.02      81.60       50.60
--------------------------------------------------------------------------------------------------------------
TOTAL:                                          629       80.76      44.64       95.07      77.37       50.89
--------------------------------------------------------------------------------------------------------------

                                  Top

11. IO LOANS

-----------------------------------------------------------------------------------------------------------
                                         NUMBER                          % OF
                                           OF            TOTAL          TOTAL          WTD
                                        MORTGAGE        CURRENT        CURRENT         AVG          PCT
IO LOANS                                  LOANS         BALANCE        BALANCE       COUPON         ARM
-----------------------------------------------------------------------------------------------------------

Interest Only Loans                            633   176,662,618.18        30.22         6.671        98.98
-----------------------------------------------------------------------------------------------------------
Other                                        2,709   407,861,104.53        69.78         7.765        84.84
-----------------------------------------------------------------------------------------------------------
TOTAL:                                       3,342   584,523,722.71       100.00         7.434        89.12
-----------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
                                                       WTD
                                                       AVG
                                           WTD        COMB        PCT         PCT        PCT         PCT
                                           AVG        ORIG        FULL       OWNER      SINGLE     CASHOUT
IO LOANS                                  FICO         LTV        DOC         OCC       FAMILY      REFI
-------------------------------------------------------------------------------------------------------------

Interest Only Loans                            673       81.39      28.40       98.09      75.19       27.93
-------------------------------------------------------------------------------------------------------------
Other                                          611       80.49      51.68       93.76      78.32       60.84
-------------------------------------------------------------------------------------------------------------
TOTAL:                                         629       80.76      44.64       95.07      77.37       50.89
-------------------------------------------------------------------------------------------------------------

                                  Top